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                                                                    EXHIBIT 4.3


                              SUN MEDIA CORPORATION

                            7 5/8% SENIOR NOTES DUE 2013


                          REGISTRATION RIGHTS AGREEMENT


                                                              New York, New York
                                                                February 7, 2003

Salomon Smith Barney Inc.
RBC Dominion Securities Corporation
TD Securities (USA) Inc.
BMO Nesbitt Burns Corp.
Credit Suisse First Boston Corporation
Scotia Capital (USA) Inc.
CIBC World Markets Corp.
   c/o Salomon Smith Barney Inc.
   388 Greenwich Street
   New York, New York 10013

Ladies and Gentlemen:

                  Sun Media Corporation, a company continued under the laws of the Province of British Columbia (the "Company"), proposes to issue and sell its 7 5/8% Senior Notes due 2013 (the "Notes") to certain purchasers (the "Initial Purchasers"), upon the terms set forth in a Purchase Agreement, dated as of January 30, 2003, by and among the Company, the subsidiary guarantors signatory thereto and the Initial Purchasers (the "Purchase Agreement") relating to the initial placement of the Notes (the "Initial Placement"). The Notes will be guaranteed (the "Guarantees" and, together with the Notes, the "Securities") on an unsecured senior basis by each of the Company's direct and indirect subsidiaries set forth on the signature page hereto (the "Subsidiary Guarantors"). To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition of your obligations thereunder, the Company and the Subsidiary Guarantors, jointly and severally, agree with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) (each a "Holder" and, together, the "Holders"), as follows:

                  1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" of any specified Person shall mean any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified



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Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Company" shall have the meaning set forth in the preamble hereto.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Offer Registration Period" shall mean the period following the consummation of the Registered Exchange Offer, which period shall end on the sooner of the 180th day after the consummation of the Registered Exchange Offer and the date on which all Exchanging Dealers have sold all New Securities held by them (unless such period is extended pursuant to Section 5(k) hereof).

                  "Exchange Offer Registration Statement" shall mean a registration statement of the Company and the Subsidiary Guarantors on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Exchanging Dealer" shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company).

                  "Final Memorandum" shall have the meaning set forth in the Purchase Agreement.

                  "Guarantees" shall have the meaning set forth in the preamble hereto.

                  "Holder" and "Holders" shall have the respective meanings set forth in the preamble hereto.

                  "Indenture" shall mean the Indenture relating to the Securities, dated as of February 7, 2003, among the Company, the Subsidiary Guarantors and National City Bank, as the Trustee, as the same may be amended from time to time in accordance with the terms thereof.



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                  "Initial Placement" shall have the meaning set forth in the preamble hereto.

                  "Initial Purchasers" shall have the meaning set forth in the preamble hereto.

                  "Losses" shall have the meaning set forth in Section 7(d) hereof.

                  "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Securities registered or to be registered under a Registration Statement.

                  "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

                  "New Securities" shall mean the 7 5/8% Senior Notes due 2013 issued by the Company containing terms identical in all material respects to, and evidencing the same indebtedness as, the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from the date of their original issue, (ii) the transfer restrictions thereon shall be eliminated and
(iii) certain provisions relating to an increase in the rate of interest thereon shall be eliminated), to be offered to Holders in exchange for Securities pursuant to the Registered Exchange Offer.

                  "Notes" shall have the meaning set forth in the preamble hereto.

                  "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

                  "Purchase Agreement" shall have the meaning set forth in the preamble hereto.


                  "Registered Exchange Offer" shall mean the proposed offer of the Company and the Guarantors to issue and deliver to the Holders that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the New Securities.

                  "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

                  "Securities" shall have the meaning set forth in the preamble hereto.

                  "Shelf Registration" shall mean a registration effected pursuant to Section 3 hereof.



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                  "Shelf Registration Period" has the meaning set forth in
Section 3(b)(ii) hereof.

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Subsidiary Guarantors pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Subsidiary Guarantors" shall have the meaning set forth in the preamble hereto.

                  "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

                  "underwriter" shall mean any underwriter of the Securities in connection with an offering thereof under a Shelf Registration Statement.

                  2.   REGISTERED EXCHANGE OFFER.

                       (a) The Company shall prepare and, not later than 45 days following the date of the original issuance of the Securities (or if such 45th day is not a Business Day, the next succeeding Business
          Day), shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Company shall use its best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Act within 120 days of the date of the original issuance of the Securities (or if such 120th day is not a Business Day, the next succeeding Business Day).

                       (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of the Company, acquires the New Securities in the ordinary course of such Holder's business, has no arrangements with any Person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

                       (c) In connection with the Registered Exchange Offer, the Company shall:

                             (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;


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                             (ii)  keep the Registered Exchange Offer open for
                    not less than 30 days and not more than 45 days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

                             (iii) use its best efforts to keep the Exchange
                    Offer Registration Statement continuously effective under the Act, supplemented and amended as required under the Act, to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

                             (iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or its Affiliate;

                             (v)   permit Holders to withdraw tendered
                    Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

                             (vi) prior to effectiveness of the Exchange Offer Registration Statement, if requested by the Commission, provide a supplemental letter to the Commission (A) stating that the Company and the Subsidiary Guarantors are conducting the Registered Exchange Offer in reliance on the position of the Commission in EXXON CAPITAL HOLDINGS CORPORATION (pub. avail. May 13, 1988) and MORGAN STANLEY AND CO., INC. (pub. avail. June 5, 1991); and (B) including a representation that neither the Company nor any Subsidiary Guarantor has entered into any arrangement or understanding with any Person to distribute the New Securities to be received in the Registered Exchange Offer and that neither the Company nor any Subsidiary Guarantor will issue New Securities to any Holder participating in the Registered Exchange Offer who fails to certify to the Company that such Holder is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Securities; and

                             (vii) comply in all respects with all applicable
                    laws.

                       (d) As soon as practicable after the close of the Registered Exchange Offer, the Company and the Subsidiary Guarantors shall:

                             (i) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

                             (ii) deliver to the Trustee for cancellation in accordance with Section 5(s) hereof all Securities so accepted for exchange; and

                             (iii) cause the Trustee promptly to authenticate
                    and deliver to each Holder a principal amount of New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.


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                       (e)   With respect to any resales of New Securities
          obtained by a Holder in exchange for Securities acquired by such Holder directly from the Company or one of its Affiliates, each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities, (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in MORGAN STANLEY AND CO., INC. (pub. avail. June 5,
          1991) and EXXON CAPITAL HOLDINGS CORPORATION (pub. avail. May 13,
          1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction that must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent in writing to the Company that, at the time of the consummation of the Registered Exchange Offer:

                             (i) any New Securities received by such Holder will be acquired in the ordinary course of business;

                             (ii)  such Holder has had and will have no
                    arrangement or understanding with any Person to participate in the distribution of the Securities or the New Securities within the meaning of the Act; and

                             (iii) such Holder is not an Affiliate of the
                    Company or any of the Subsidiary Guarantors (or if it is such an Affiliate, that it will comply with the registration and prospectus delivery requirements of the Act to the extent applicable).

                       (f) If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Company and the Subsidiary Guarantors shall issue and deliver to such Initial Purchaser or the Person purchasing New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of New Securities. The Company shall use its best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

                  3.   SHELF REGISTRATION.

                       (a) If (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it or any Subsidiary Guarantor is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; or (ii) for any other reason the Exchange Offer Registration Statement is not declared effective by the Commission under the Act within 120 days of the date of the original issuance of the Securities (or if such 120th day is not a Business Day, the next succeeding Business Day) or the Registered Exchange


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          Offer is not consummated within 150 days of the date hereof (or if such 150th day is not a Business Day, the next succeeding Business
          Day); (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for New Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer; (iv) any Holder (other than an Initial Purchaser) is not eligible to participate in the Registered Exchange Offer or does not receive freely tradeable New Securities in the Registered Exchange Offer, other than by reason of such Holder being an Affiliate of the Company and the Subsidiary Guarantors (it being understood that the requirement that a participating Broker-Dealer deliver the prospectus contained in the Exchange Offer Registration Statement in connection with sales of New Securities shall not result in such New Securities being not "freely tradable"); or (v) in the case of any Initial Purchaser that participates in the Registered Exchange Offer or acquires New Securities pursuant to Section 2(f) hereof, such Initial Purchaser does not receive freely tradeable New Securities in exchange for Securities constituting any portion of an unsold allotment, other than by reason of such Holder being an Affiliate of the Company (it being understood that (x) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Act in connection with sales of New Securities acquired in exchange for such Securities shall not result in such New Securities being not "freely tradeable;" and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not "freely tradeable"), the Company shall effect, at its cost, a Shelf Registration Statement in accordance with subsection (b) below.

                       (b) (i) The Company shall as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this Section 3, or if such 45th day is not a Business Day, the next succeeding Business Day), file with the Commission and thereafter shall use its best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; PROVIDED, HOWEVER, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and PROVIDED FURTHER, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by
          Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of its obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.


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                             (ii)  The Company shall use its best efforts to
                    keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the Commission (or for such longer period if extended pursuant to Section 5(k) hereof) or such shorter period that will terminate when all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless (A) such action is required by applicable law; or (B) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets (to the extent permitted by the terms of the Indenture), so long as the Company promptly thereafter complies with the requirements of Section 5(k) hereof, if applicable.

                             (iii) The Company shall cause the Shelf
                    Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  4. SPECIAL INTEREST. If (a) on or prior to the 45th day following the original issue date of the Securities (or if such 45th day is not a Business Day, the next succeeding Business Day), neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission, (b) on or prior to the 120th day following the original issue date of the Securities (or if such 120th day is not a Business Day, the next succeeding Business Day), neither the Exchange Offer nor the Shelf Registration Statement has been declared effective by the Commission, (c) on or prior to the 150th day following the original issue date of the Securities (or if such 150th day is not a Business Day the next succeeding Business Day), neither has the Exchange Offer Registration Statement been consummated nor had the Shelf Registration Statement been declared effective, or (d) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of Securities or New Securities in accordance with and during the periods specified in this Agreement, unless, in the case of this clause (d), a Shelf Registration Statement or its related Prospectus ceases to be effective or usable solely as a result of the occurrence of material events with respect to the Company and/or the Subsidiary Guarantors that would be required by law to be described in such Shelf Registration Statement or the related Prospectus, PROVIDED that the Company shall promptly and in good faith amend or supplement such Shelf Registration



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Statement and the related Prospectus to describe such events, (each such event referred to in clauses (a) through (d), a "Registration Default"), then interest ("Special Interest") shall accrue on the principal amount of the Securities and the New Securities (in addition to the special interest on the Securities and New Securities) from and including the date on which any such Registration Default shall have occurred to but excluding the date on which all Registration Defaults have been cured. Special Interest shall accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of such Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.00% per annum.

                  All obligations of the Company and the Subsidiary Guarantors set forth in the preceding paragraph that are outstanding with respect to any Security at the time such Security is exchanged for a New Security shall survive until such time as all such obligations with respect to such Security have been satisfied in full.

                  5. ADDITIONAL REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

                       (a)   The Company shall:

                             (i) furnish to you, prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including, upon request, all documents incorporated by reference therein after the initial filing) and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably propose;

                             (ii) include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

                             (iii) if requested by an Initial Purchaser, include
                    the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

                             (iv)  in the case of a Shelf Registration
                    Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.



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                       (b)   The Company shall ensure that:

                             (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder; and

                             (ii) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto does not, when the Registration Statement becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

                       (c) The Company shall advise you, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

                             (i)   when a Registration Statement or any
                    amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                             (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

                             (iii) of the issuance by the Commission of any stop
                    order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                             (iv)  of the receipt by the Company or the
                    Subsidiary Guarantors of any notification with respect to the suspension of the qualification of the Securities or the New Securities, as the case may be, included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                             (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, the Registration Statement or the Prospectus does not contain an untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

                       (d) The Company shall make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or


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          the qualification of the securities therein for sale in any jurisdiction at the earliest possible time.

                       (e) The Company shall furnish to each Holder of Securities or New Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                       (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities or New Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Company and the Subsidiary Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities or New Securities in connection with the offering and sale of the Securities or New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                       (g) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                       (h) The Company shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other Person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the final Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request. The Company and the Subsidiary Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other Person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

                       (i) Prior to the Registered Exchange Offer or any other offering of Securities or New Securities pursuant to any Registration Statement, the Company and the Subsidiary Guarantors shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the state securities or blue sky laws of such jurisdictions in the United States as any Holder shall reasonably request and will maintain such qualification in effect so long as required; PROVIDED that in no event shall either the Company or any Subsidiary Guarantor be obligated to qualify to do business or as a dealer in securities in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits or taxation, other than suits


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          arising out of the Initial Placement, the Registered Exchange Offer or
          any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject.

                       (j) The Company and the Subsidiary Guarantors shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

                       (k) Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above during any period of time in which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to initial purchasers of the securities included therein, the Prospectus shall not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in Section 3(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 5(c) hereof to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section 5(k).

                       (l) Not later than the effective date of any Registration Statement, the Company shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                       (m) The Company and the Subsidiary Guarantors shall comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders no later than 45 days after the end of the 12-month period (or 90 days if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Act.

                       (n) The Company shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

                       (o) The Company may require each Holder of Securities or New Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities or New Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement. The Company may exclude from such Shelf

          Registration Statement the Securities or New Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                       (p) In the case of any Shelf Registration Statement, the Company and the Subsidiary Guarantors shall enter into such agreements and take all other appropriate actions (including if requested an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the Securities or New Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if
          any) with respect to all parties to be indemnified pursuant to Section 7.

                       (q) In the case of any Shelf Registration Statement, the Company and the Subsidiary Guarantors shall:

                             (i) make reasonably available for inspection by the Holders of Securities or New Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; PROVIDED, HOWEVER, that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders by the one firm or counsel designated by the Majority Holders pursuant to
                    Section 6 hereof; PROVIDED, FURTHER, that any information that is designated in writing by the Company or any Subsidiary Guarantor, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                             (ii)  cause the Company's and the Subsidiary
                    Guarantors' officers, directors and employees to supply all relevant information reasonably requested by the Holders or any underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders by the one firm or counsel designated by the Majority Holders pursuant to Section 6 hereof; PROVIDED, FURTHER, that any information that is designated in writing by the Company or any Subsidiary Guarantor, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                             (iii) make such representations and warranties to
                    the Holders of Securities or New Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                             (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                             (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in such Shelf Registration Statement), addressed to each selling Holder of Securities or New Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                             (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 5(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Subsidiary Guarantors.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 5(q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                       (r) In the case of any Exchange Offer Registration Statement, the Company and the Subsidiary Guarantors shall:

                             (i) make reasonably available for inspection by any Initial Purchaser, and any attorney, accountant or other agent retained by such Initial Purchaser, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; PROVIDED, HOWEVER, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by the one firm or counsel designated by Salomon Smith Barney Inc. pursuant to Section 6 hereof; PROVIDED, FURTHER, that any information that is designated in writing by the Company or any Subsidiary Guarantor, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                             (ii)  cause the Company and the Subsidiary
                    Guarantors' officers, directors and employees to supply all relevant information reasonably requested by such Initial Purchaser or any such attorney, accountant or agent in connection with any such Exchange Offer Registration Statement as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by the one counsel or firm designated by Salomon Smith Barney Inc. pursuant to Section 6 hereof; PROVIDED, FURTHER, that any information that is designated in writing by the Company or any Subsidiary Guarantor, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                             (iii) make such representations and warranties to
                    such Initial Purchaser, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                             (iv) obtain opinions of counsel to the Company or any Subsidiary Guarantor and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such Initial Purchaser and its counsel), addressed to such Initial Purchaser, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Initial Purchaser or its counsel;

                             (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in such Exchange Offer Registration Statement), addressed to such Initial Purchaser, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by such Initial Purchaser or its counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by such Initial Purchaser or its counsel; and

                             (vi) deliver such documents and certificates as may be reasonably requested by such Initial Purchaser or its counsel, including those to evidence compliance with Section 5(k) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this
Section 5(r) shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

                       (s) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the New Securities, the Company shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being canceled in exchange for the New Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

                       (t) The Company and the Subsidiary Guarantors shall use their respective best efforts (i) if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement; or (ii) if the Securities were not previously rated, to cause the Securities or the New Securities covered by a Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by Majority Holders with respect to the related Registration Statement or by any Managing Underwriters.

                       (u) In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company and the Subsidiary Guarantors shall assist such Broker-Dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by:

                             (i) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities;

                             (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 7 hereof; and

                             (iii) providing such information to such
                    Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules.

                             (v) The Company and the Subsidiary Guarantors shall use their respective best efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

                       6. REGISTRATION EXPENSES. The Company shall bear all expenses incurred in connection with the performance of its and the Subsidiary Guarantors' obligations under Sections 2, 3 and 5 hereof , including filing fees, if any, in respect of the trade of the New Securities by way of private placement to those Holders in Canada, and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of one firm or counsel designated by Salomon Smith Barney Inc. to act as counsel for the Initial Purchasers in connection therewith.

                       7.    INDEMNIFICATION AND CONTRIBUTION.

                             (a) The Company and the Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto or in any "wrapped" version thereof constituting an offering memorandum under applicable Canadian provincial securities legislation, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that (i) the Company and the Subsidiary Guarantors will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Subsidiary Guarantors by or on behalf of any such Holder specifically for inclusion therein, (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary Prospectus relating to a Shelf Registration Statement, the foregoing indemnity shall not inure to the benefit of any Holder (including any Exchanging Dealer) from whom the Person asserting any such loss, claim, damage or liability purchased the

          Securities or the New Securities, as the case may be, to the extent that a final Prospectus relating to such Securities or New Securities, as the case may be, was required to be delivered by such Holder under the Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the failure of such Holder to send to such Person, at or prior to the written confirmation of the sale of such Securities or New Securities, as the case may be, a copy of the final Prospectus if the Company had previously furnished copies thereof to such Holder and (iii) the Company and the Subsidiary Guarantors shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon the use of a Registration Statement after (x) a stop order has been issued in a respect of a Registration Statement or (y) a Registration Statement has been suspended, so long as, in the case of each of (x) and (y), such Holder has received notice of such action in accordance with Section 5(c) hereof. This indemnity agreement will be in addition to any liability which the Company and the Subsidiary Guarantors may otherwise have.

                  The Company and the Subsidiary Guarantors also, jointly and severally, agree to indemnify or contribute as provided in Section 7(d) to Losses of any underwriter of any Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter (within the meaning of the Act or the Exchange Act) on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(p) hereof.

                             (b) Each Holder of Securities or New Securities, as the case may be, covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer) severally agrees to indemnify and hold harmless the Company and the Subsidiary Guarantors, each of their directors, each of their officers who signs such Registration Statement and each Person who controls the Company or any of the Subsidiary Guarantors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each such Holder, but only with reference to written information furnished to the Company or the Subsidiary Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred, as incurred, by them in connection with investigation or defending such loss, claim, liability, damage or action. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                             (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or
          (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                             (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of the aggregate losses, claims, damages and liabilities referred to in subsection (a) or (b), as the case may be, above, (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; PROVIDED, HOWEVER, that in no case shall any Initial Purchaser of any Security or New Security be obligated to contribute in accordance with this paragraph (d) an amount, in the aggregate, in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, as set forth on the cover page of the Final Memorandum, nor shall any underwriter be obligated to contribute in accordance with this paragraph (d) an amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Subsidiary Guarantors shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum and (y) the total amount of additional interest which the Company was not required to pay as a result of registering the securities covered by the Registration Statement which resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the proceeds received from the sale of the Securities or New Securities, as applicable. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each Person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each Person who controls the Company or any of the Subsidiary Guarantors within the meaning of either the Act or the Exchange Act, each officer of the Company or any of the Subsidiary Guarantors who shall have signed the Registration Statement and each director of the Company or any of the Subsidiary Guarantors shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                             (e) The provisions of this Section 7 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company and the Subsidiary Guarantors or any of the officers, directors or controlling Persons referred to in this Section 7, and will survive the sale by a Holder of Securities or New Securities covered by a Registration Statement or any termination or cancellation of this Agreement.

                       8.    UNDERWRITTEN REGISTRATIONS.

                             (a) If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

                             (b) No Person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such Person (i) agrees to sell such Person's Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                       9. NO INCONSISTENT AGREEMENTS. The Company and the Subsidiary Guarantors have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                       10. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Majority Holders (or, after the consummation of any Registered Exchange Offer in accordance with Section 2 hereof, holders of a majority in aggregate principal amount outstanding of New Securities); PROVIDED that, with respect to any matter that directly or indirectly adversely affects the rights of any Initial Purchaser (but not all of the Initial Purchasers) hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except for the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of some Holders whose Securities or New Securities (the "affected Securities"), as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Holders representing a majority of the aggregate principal amount of the affected Securities, voting together as a single class.

                       11. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, facsimile transmission or air courier guaranteeing overnight delivery:

                             (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Salomon Smith Barney Inc.;

                             (b)   if to you, initially at the respective
          addresses set forth in the Purchase Agreement; and

                             (c)   if to the Company or the Subsidiary
          Guarantors, initially at the address of the Company set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received.

                  The Initial Purchasers, the Company or the Subsidiary Guarantors by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

                       12. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities and the New Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                       13. COUNTERPARTS. This Agreement may be in signed counterparts, each of which shall an original and all of which together shall constitute one and the same agreement.

                       14. HEADINGS. The headings used herein are for convenience only and shall not affect the construction hereof.

                       15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

                       16. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                       17. SECURITIES HELD BY THE COMPANY, ETC. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                       18. AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES. By the execution and delivery of this Agreement, each of the Company and the Subsidiary Guarantors (i) hereby irrevocably designates and appoints CT Corporation System (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any Federal or state court in the Borough of Manhattan in the City of New York or brought under federal or state securities laws, and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corporation System and written notice of said service to the Company shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Each of the Company and the Subsidiary Guarantors further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as any of the Securities or New Securities shall be outstanding. To the extent that either the Company or any Subsidiary Guarantor may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each of them hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, the Subsidiary Guarantors and the several Initial Purchasers.


                                           Very truly yours,


                          COMPANY:

                          SUN MEDIA CORPORATION

                          By: /s/ Kin-Man Lee
                              -------------------------------------------------
                              Name:  Kin-Man Lee
                              Title: Vice President, Corporate Controller



                          SUBSIDIARY GUARANTORS:

                          BOWES PUBLISHERS LIMITED

                          By: /s/ Kin-Man Lee
                              -------------------------------------------------
                              Name:  Kin-Man Lee
                              Title: Vice President, Finance and Administration



                          SUN MEDIA (TORONTO) CORPORATION

                          By: /s/ Kin-Man Lee
                              -------------------------------------------------
                              Name:  Kin-Man Lee
                              Title: Vice President, Corporate Controller



                          SMC NOMINEECO INC.

                          By: /s/ Pierre Francoeur
                              -------------------------------------------------
                              Name:  Pierre Francoeur
                              Title: President and Chief Executive Officer



                          TORONTO SUN INTERNATIONAL, INC.

                          By: /s/ Kin-Man Lee
                              -------------------------------------------------
                              Name:  Kin-Man Lee
                              Title: Vice President, Corporate Controller

                          TS PRINTING, INC.

                          By: /s/ Kin-Man Lee
                              -------------------------------------------------
                              Name:  Kin-Man Lee
                              Title: Vice President, Corporate Controller



                          FLORIDA SUN PUBLICATIONS, INC.

                          By: /s/ Kin-Man Lee
                              -------------------------------------------------
                              Name:  Kin-Man Lee
                              Title: Vice President, Corporate Controller



                          3661458 CANADA INC.

                          By: /s/ Kin-Man Lee
                              -------------------------------------------------
                              Name:  Kin-Man Lee
                              Title: Vice President, Corporate Controller



                          3351611 CANADA INC.

                          By: /s/ Pierre Francoeur
                              -------------------------------------------------
                              Name:  Pierre Francoeur
                              Title: President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.



SALOMON SMITH BARNEY INC.
RBC DOMINION SECURITIES CORPORATION
TD SECURITIES (USA) INC.
BMO NESBITT BURNS CORP.
CREDIT SUISSE FIRST BOSTON CORPORATION
SCOTIA CAPITAL (USA) INC.
CIBC WORLD MARKETS CORP.


By: SALOMON SMITH BARNEY INC.

By:      /s/ Kevin M. Sisson
    ----------------------------------
     Name:  Kevin Sisson
     Title: Vice President

                                                                        ANNEX A



                  Each broker-dealer that receives new securities for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of these new securities. The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where those securities were acquired by this broker-dealer as a result of market-making activities or other trading activities. We have agreed that, starting on the expiration date and ending on the close of business 180 days after the expiration date, we will make this prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                        ANNEX B



                  Each broker-dealer that receives new securities for its own account in exchange for securities, where those securities were acquired by this broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of those new securities. See "Plan of Distribution."

                                                                        ANNEX C



                              PLAN OF DISTRIBUTION

                  Each broker-dealer that receives new securities for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of these new securities. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where those securities were acquired as a result of market-making activities or other trading activities. We and the subsidiary guarantors have agreed that, starting on the expiration date and ending on the close of business 180 days after the expiration date, we will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until __________, 200__, all dealers effecting transactions in the new securities may be required to deliver a prospectus.

                  We will not receive any proceeds from any sale of new securities by broker-dealers. New securities received by broker-dealers for their own account pursuant to the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such new securities. Any broker-dealer that resells new securities that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such new securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of new securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For a period of 180 days after the expiration date, we and the Subsidiary Guarantors will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the exchange offer (including the expenses of one counsel for the holders of the securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                        ANNEX D



Rider A
                  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:     _______________________________
                  Address:  _______________________________
                            _______________________________

Rider B

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the new securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of new securities and it has no arrangements or understandings with any person to participate in a distribution of the new securities. If the undersigned is a broker-dealer that will receive new securities for its own account in exchange for securities, it represents that the securities to be exchanged for new securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such new securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.